WADE FUND, INC.
                         5100 Poplar Avenue
                      Memphis, Tennessee 38137

                         February 15, 2000

TO THE STOCKHOLDERS:

Submitted, herewith, is the statement covering operations of Wade Fund, Inc., from January 1, 1999 through December 31, 1999.

Net ordinary income for the year amounted to $2,992.33. Net profit from the sale of securities was $59,531.36.

The dividend from net ordinary income was $.15 per share. The dividend from net profit from the sale of securities was $3.22 per share.

The net asset value per share as of December 31, 1999 was $43.62. This compares with $39.11 as of December 31, 1998.

                                                             Sincerely yours,

                                                             WADE FUND, INC.

                                                             /S/
                                                             Maury Wade, Jr.
                                                             President

                          Wade Fund, Inc.
                               Index
                         December 31, 1999

Independent Auditor's Report . . . . . . . . . . . . . . . . . Page 3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . .4

Statement of Assets and Liabilities  . . . . . . . . . . . . . . . .5

Statement of Sources of Net Assets . . . . . . . . . . . . . . . . .5

Statement of Operations  . . . . . . . . . . . . . . . . . . . . . .6

Statement of Unrealized Gain on Investments  . . . . . . . . . . . .6

Statement of Unrealized Appreciation in Investments  . . . . . . . .6

Statement of Changes in Net Assets . . . . . . . . . . . . . . . . .7

Schedule of Investments  . . . . . . . . . . . . . . . . . . . . . .8

Notes to Financial Statements  . . . . . . . . . . . . . . . . . . .9

                         RHEA & IVY, P.L.C.
         Certified Public Accountants & Business Advisors
      Suite 250  6000 Poplar Avenue   Memphis, TN 38119-3971
               TEL  901-761-3000   FAX 901-761-9667


To the Shareholders and Board of Directors
Wade Fund, Inc.
Memphis, Tennessee

                    Independent Auditor's Report

We have audited the statements of assets and liabilities and sources of net assets of Wade Fund,Inc., including the schedule of investments as of December 31, 1999, and the related statements of operations, realized gain on investments, unrealized appreciation on investments and changes in net assets for the year then ended, and supplementary information (Page 4 and Note 5) for the five years then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. Securities owned as investments at December 31, 1999, were held by the Trust Department of the First Tennessee Bank under a custodial agreement, and were verified by direct confirmation.

In our opinion, the financial statements and schedule referred to above present fairly, in all material respects, the financial position of Wade Fund, Inc., as of December 31, 1999, and the results of its operations and the changes in its net assets for the year then ended, in conformity with generally accepted accounting principles. Also, in our opinion, the supplementary information (Page 4 and Note 5) for the five years ended December 31, 1999, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                          /s/Rhea & Ivy, P.L.C.
January 7, 2000
                                -3-

                                      Wade Fund, Inc.
                                    Financial Highlights
             For the Years Ended December 31, 1999, 1998, 1997, 1996 and 1995
                                       December 31,  December 31,  December 31,  December 31,    December 31,
                                          1995          1996          1997          1998            1999
                                       ------------  ------------  ------------  ------------    ------------
Per Share Income and Capital
   Changes (for a share outstanding
   throughout the year ending:)

   Net asset value, beginning of year     $29.64        $33.60        $34.81        $38.88         $39.11

   Income from Investment Operations

     Net investment income                  0.12          0.09          0.05          0.03           0.16
     Net realized and unrealized gains
      (losses on securities)                6.07          4.26          6.98          1.90           7.72
                                       ------------  ------------  ------------  ------------    ------------
                                            6.19          4.35          7.03          1.93           7.88
                                       ------------  ------------  ------------  ------------    ------------

   Less Distributions
     Dividends from net income              0.15          0.10          0.05          0.03           0.15
     Distributions from realized gains
        on securities                       2.08          3.04          2.91          1.67           3.22
                                       ------------  ------------  ------------  ------------    ------------
                                            2.23          3.14          2.96          1.70           3.37
                                       ------------  ------------  ------------  ------------    ------------

   Net asset value, end of year           $33.60         $34.81       $38.88        $39.11         $43.62
                                       ============  ============  ============  ============    ============

   Total return                            20.83%         12.96%       20.25%         5.16%         21.71%

Supplemental Data

   Net assets, end of year            $  584,347      $ 628,809   $  705,332    $  729,828      $ 879,384

   Ratio of expenses to average
       net assets                           2.76%          2.86%        2.72%         2.71%          2.20%

   Ratio of net investment income
       to average net assets                0.39%          0.30%        0.12%         0.06%          0.37%

   Portfolio turnover rate                  0.00%          0.00%        4.43%         0.00%          0.00%

   Number of shares outstanding,
      end of period                        17,391        18,066       18,142        18,659         20,161


Note:     Complete financial statements will be found elsewhere in this report. The above information is a condensation of certain pertinent information. See the report of the independent public accountant and the accompanying notes to the financial statements.


See notes to financial statements.

                          Wade Fund, Inc.

                Statement of Assets and Liabilities

                         December 31, 1999

Assets
Investments at closing market quotations:
      Common stock (cost $135,436.90)                              $ 604,070.25
      Money market mutual fund (cost $275,264.77)                    275,264.77
Cash on demand deposit                                                 3,506.98
Dividends receivable                                                   1,096.50
Interest receivable                                                    1,062.18
Subscription receivable                                                  834.48
Prepaid bond premium                                                     210.11
                                                                   -------------
           Total assets                                              886,045.27
                                                                   -------------

Liabilities

Accrued expenses                                                       5,820.39
State franchise taxes payable                                            840.39
                                                                   -------------
           Total liabilities                                           6,660.78
                                                                   -------------

Net assets applicable to 20,161 shares of
      outstanding capital stock                                    $ 879,384.49
                                                                   =============

Net asset value per share of outstanding capital stock             $      43.62
                                                                   =============

Offering and redemption price per share                            $      43.62
                                                                   =============

                Statement of Sources of Net Assets

                         December 31, 1999

Capital
  Excess of amounts received from sale of capital
    shares over amounts paid out in redeeming shares:
        Authorized 100,000 shares, no par value,
        outstanding 20,161 shares                                   $398,868.34
Accumulated net realized gain on investment
    (computed on identified cost basis)              $1,623,431.80
Accumulated distributions on net realized gain        1,617,508.21     5,923.59
                                                     -------------
Unrealized appreciation on investments                               468,633.35
                                                                   -----------
     Total capital                                                   873,425.28

Undistributed net income                                               5,959.21

Net assets applicable to 20,161 shares of outstanding
    capital stock                                                  $ 879,384.49
                                                                   =============


See notes to financial statements.

                          Wade Fund, Inc.

                      Statement of Operations

               For the Year Ended December 31, 1999
Income
  Dividends                                                      $    10,688.00
  Interest                                                            10,084.70
                                                                 ---------------
                                                                      20,772.70
                                                                 ---------------

Expenses
  Advisory fee                                                         6,172.43
  Legal fee                                                            4,800.00
  Accounting fee                                                       3,329.63
  Custodial fee                                                        2,040.00
  Other expenses                                                         598.31
  Taxes, including federal, state and local                              840.00
                                                                 ---------------
                                                                      17,780.37
                                                                 ---------------

    Net investment income                                       $      2,992.33
                                                                 ===============
    Ratio of total expenses to total investment income                    85.59%
                                                                          ======

             Statement of Realized Gain  on Investments

                For The Year Ended December 31, 1999

Realized gain from security transactions
  Proceeds from sale                                            $     59,930.15
  Cost of securities sold (identified cost basis)                        398.79
    Net gain on investments                                      ---------------
      (gain on average cost basis $50,291.94)                   $     59,531.36
                                                                 ===============

            Statement of Unrealized Appreciation on Investments

                 For The Year Ended December 31, 1999

Balance at January 1, 1999                                        $  384,296.57
Balance at December 31, 1999                                         468,633.35
                                                                 ---------------
    Increase in unrealized appreciation                           $   84,336.78
                                                                 ===============

See notes to financial statements.

                          Wade Fund, Inc.

                Statement of Changes in Net Assets

                For the Year Ended  December 31, 1999
Net Assets
  Net assets at January 1, 1999, including                         $ 729,828.03
  $5,751.24 in undistributed net income

Income (Expenses)
  Net income per statement of income and expenses        $2,992.33
  Net equalization credits (debits) included in price
    of shares sold and repurchased                           (9.06)
  Distributions to shareholders of $.15                  (2,775.30)
                                                         ----------
    Increase in balance of undistributed net income                      207.97

Realized Gain or Loss on Investments
  Net gain from sale of investments                      59,531.36
  Distribution to shareholders of $3.22 a share         (59,576.44)
                                                         ----------

      Decrease in undistributed net realized gain                        (45.08)

Increase in unrealized appreciation of investments                    84,336.78

Capital Stock Issued and Repurchased
  (exclusive of equalization debits and credits)
    Amounts received from subscriptions to 1,659
      shares of capital stock                            72,042.08
    Less amounts paid for capital stock repurchased      (6,985.29)
      Increase in capital stock                          ----------   65,056.79
                                                                     -----------

Net assets at December 31, 1999, including
  $5,959.21 in undistributed net income                             $879,384.49
                                                                    ============

See notes to financial statements.

                          Wade Fund, Inc.

                      Schedule of Investments

                         December 31, 1999


                                        Number of                     Market
                                          Shares     Cost             Value
                                        --------- -----------     --------------
Common Stocks - 68.69%
  Aluminum - 13.21%
    Alcoa, Inc.                           1,400   $ 6,456.75       $ 116,200.00
  Automobile - 2.94%                              -----------      -------------
    Autozone (B)                            800    23,132.00          25,850.00

                                                  -----------      -------------
  Bank and Finance - 14.33%
    J. P. Morgan and Co. Inc.               500     1,833.19          63,312.50
    First Tennessee National Corporation  2,200    20,881.67          62,700.00
                                                  -----------      -------------
                                                   22,714.86         126,012.50
                                                  -----------      -------------
  Electronics - 10.99%
    Texas Instruments, Inc.               1,000       670.59          96,625.00
                                                  -----------      -------------
  Insurance - 2.55%
    Safeco Corporation                      900     1,080.71          22,387.50
                                                  -----------      -------------
  Metals - 3.83%
    Phelps Dodge Corp.                      500    23,634.00          33,687.50
                                                  -----------      -------------
  Paper Products - 6.42%
    International Paper, Inc.             1,000    24,828.25          56,437.50
                                                  -----------      -------------
  Petroleum Services - 4.28%
    Schlumberger, Ltd.                      600     9,871.50          33,675.00
    Transocean Sedco Forex                  116     1,210.93           3,907.75
                                                  -----------      -------------
                                                   11,082.43          37,582.75
  Pharmaceutical - 7.30%
    Bristol Myers Squibb                  1,000    14,928.13          64,187.50
                                                  -----------      -------------
  Railroads - 2.85%
    CSX Corporation                         800     6,909.18          25,100.00
                                                  -----------      -------------

    Total common stock                            135,436.90         604,070.25
                                                  -----------      -------------

Money Market Mutual Funds - 31.30%
  First Funds U.S. Government
    Portfolio                        275,264.77   275,264.77         275,264.77
  Total money market funds                        275,264.77         275,264.77
                                                  -----------      -------------
  Total investments                          (A)$ 410,701.67         879,335.02
                                                  ===========      =============
  Other assets less liabilities - .01%                                    49.47
                                                                   -------------
    Net assets - 100%                                              $ 879,384.49
                                                                   =============

(A)Represents the aggregate cost of investments for federal income tax purposes

(B)Non-income producing

See notes to financial statements.

                          Wade Fund, Inc.

                   Notes to Financial Statements

                         December 31, 1999


1. Significant Accounting Policies

Income Taxes

Since it is the policy of the Fund to qualify each year as a regulated investment company under Section 851 of the Internal Revenue Code and to distribute all, or substantially all, of its taxable income, including realized net gain on investments, it is not expected that federal income tax will ordinarily constitute a major item of expense. Therefore, no provision is made for such tax on unrealized appreciation on investments. However, on the accrual basis of accounting, provision for federal income tax and state franchise and excise tax on net income and on net realized gain on investments is made when applicable.

Equalization

The Company follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares equivalent, on a per share basis, to the amount of distributable net investment income on the date of the transaction is credited or charged to undistributed net income. As a result, undistributed investment income per share is unaffected by sales or redemptions of fund shares.

Investments

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. During the year ended December 31, 1999, proceeds of securities sold were $59,930.15.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Capital Stock

The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management company with 100,000 shares of no par value common capital stock authorized.

3. Dividends and Distributions

On December 19, 1999, the Board of Directors declared a dividend distribution from net realized gains from security transaction of $3.22 per share and from net income of $.15 per share. The dividends were paid December 17, 1999 to stockholders of record December 9, 1999.

4.  Investment Advisory Fee

Advisory service fee is paid at the annual rate of three-fourths of one percent on the net value of investment assets and is paid at the end of each quarter at the rate of three-sixteenths of one percent of the net value of such assets on the last day of the quarter on which the New York Stock Exchange is open. Maury Wade, Jr., who is president and director of the Fund, received $6,172.43 for his services as investment advisor.

5. Supplementary Information

Net asset values and dividends declared per share, for the five years ended December 31, 1999 are as follows:

                                                        Dividends Declared
                                                        ------------------
                                                                    From
                                             Net        From      Realized
     Year Ended                             Asset        Net       Capital
    December 31,                            Value       Income      Gains
    ------------                            -----       ------    --------
      1995                                  33.60        .15        2.08
      1996                                  34.81        .10        3.04
      1997                                  38.88        .05        2.91
      1998                                  39.11        .03        1.67
      1999                                  43.62        .15        3.22